SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                        _________________


                            FORM 8-K


                         CURRENT REPORT



Pursuant To Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of Earliest Event Reported): September 26,
1994



                  Ferrellgas Partners, L.P.
     (Exact name of registrant as specified in its charter)


        Delaware            33-53383            43-1675728
(States or Other Juris-   (Commission       (IRS Employer
 dictions of Incorpora-   File Number)     Identification No.)
 tion or Organization)


  One Liberty Plaza, Liberty, Missouri               64068
 (Address of principal executive offices)         (Zip Code)

                         (816)792-1600
     (Registrant's telephone number, including area code)

ITEM 8.  Other Events.

          On September 26, 1994, Daniel M. Lambert and A.
Andrew Levison were appointed to the Board of Directors of the Company. The appointments increase the number of Directors to three.
                          SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FERRELLGAS PARTNERS, L.P.


                              By:/s/ Danley K. Sheldon
                                 Danley K. Sheldon,
                                 Vice President and Chief
                                 Financial Officer

                              Date:  September 26, 1994